Exhibit 10.1

SUBSCRIPTION AGREEMENT (the “Agreement”)

Name of Subscriber

China Digital Media Corporation
Room 2505-06, 25/F, Stelux House,
698 Prince Edward Road East
Kowloon, Hong Kong

Ladies and Gentlemen:

1. Subscription. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase $______________(insert dollar amount) in Unit(s) (as defined below) (“Subscription Amount”) of China Digital Media Corporation, a Nevada corporation (the “Company”), on the terms and conditions described herein (the “Offering Document”). The amount of Units being offered by the Company is $3,000,000 (the “Minimum Offering”) to $4,100,000 (the “Maximum Offering”) (the Minimum and Maximum Offering are collectively referred to herein as the “Offering”).

THE AGGREGATE AMOUNT SUBSCRIBED FOR IN THIS OFFERING includes up to $1,100,000 worth of the Units originally subscribed to on _July 6, 2006 (the “Initial Investment”). With regard to the Investors of the Initial Investment, acceptance of this subscription shall acknowledge on the part of the Company that up to $1,100,000 subscribed for pursuant to the Initial Investment shall be credited to the Subscription Agreement for each such Investor in the amount each such Investor actually purchased in the Initial Investment and that, with regard to such $1,100,000, the terms of this Subscription Agreement with regard to the Units shall apply.

The purchase price for the Units shall be deposited in escrow pursuant to an escrow agreement, in the Form attached hereto as Exhibit 1, until such time as $3,000,000, including the Prior Securities (as defined below), is raised and accepted by the Company or the parties hereto otherwise determine.

Upon the Closing on this Agreement, the Investors of the Initial Investment agree to return the original notes payable in the principal amount of up to $1,100,000 issued July 6, 2006 (the “Original Notes”), and the Class A, Class B, Class C, Class D, and Class J warrants issued in connection with such notes (“Prior Securities”). Upon the Closing on this Agreement, the Investors hereby waive any rights associated with the Prior Securities, and hereby waive any interest payments accrued on the Original Notes.

2. Description of Units; Lock-Up. The Unit consists of:

(i)  an interest bearing convertible debenture in principal amount of $100,000 (the “Debentures”),

(ii)  a six-year Class A warrant to purchase 222,222 shares of Company common stock, par value $0.001 per share (“Common Stock”) at an exercise price of $0.80 per share (“Class A Warrant”),

(iii)  a six-year Class B warrant to purchase 222,222 shares of Company Common Stock at an exercise price of $1.20 per share (“Class B Warrant”), and,

(iv) a six-year Class C warrant to purchase 111,111 shares of Company Common Stock at an exercise price of $2.25 per share (“Class C Warrant;” collectively, the Class A Warrant, Class B Warrant and Class C Warrant are referred to as the “Warrants”).

The securities issuable upon conversion of the Debenture and exercise of the Warrants are eligible for certain registration rights as set forth in Section 5(c) of this Agreement and in the Warrant Agreements, respectively; provided that the Investor hereby agrees to enter into a 90 day post-Public Offering lock-up on shares issued upon conversion of the Debenture and exercise of the Warrants, pursuant to the underwriter’s customary lock-up agreement (“Absolute Lock-up Period”). For purposes of this Agreement, “Public Offering” means the completion of a firm underwritten public offering of the Company’s securities. For the 90 days post the Absolute Lock-up Period, no Investor shall sell more than five percent (5%) of the Company’s outstanding common stock, on a fully diluted basis, as of the date of such sale.

3. Conversion Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of shares of Common Stock equal to one hundred twenty percent (120%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Debentures and exercise of the Warrants then outstanding. Any shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (and such shares when issued) are herein referred to as the “Conversion Shares” and the "Warrant Shares", respectively. The Conversion Shares and the Warrant Shares are sometimes collectively referred to as the “Shares”.

4. Lock-Up Agreements. The Company’s officers, directors and 5% or greater stockholders shall be subject to the terms and provisions of a lock-up agreement, which shall provide the manner in which such persons or entity will sell, transfer or dispose of their shares of Common Stock. The Lead Investor, as hereinafter defined, maintains the right to waive this lock-up agreement requirement for any such persons.

5. Purchase; Registration Rights.

(a)  I hereby tender to the Company cash or a check or wire as follows, an executed copy of this Subscription Agreement and if an investor of the Initial Investment, the original copies of the Prior Securities:

Account Name: Law Offices of Louis E. Taubman, P.C., IOLA Account

Bank Name: 983902739

Bank Address: 245 First Avenue, New York, NY 10003

Bank Account #: 983902739

ABA#: 021001088

(b)  The Company employed a placement agent in connection with the sale of the Units offered hereby and agreed to pay such placement agent a cash commission equal to 6% of the proceeds from this Offering and warrants to purchase an amount equal to 4% of the number of Shares issued in this Offering (the “Placement Agents’ Fee”).

(c)  REGISTRATION RIGHTS.

(1) If the Company shall at any time determine to proceed with the actual preparation and filing of a registration statement under the Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), then the Company will give written notice of its determination to all record holders of the Debentures and the Warrants. Upon the written request from any holder, the Company will, except as herein provided, cause all such securities underlying the Debentures and the Warrants to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the securities underlying the Debentures and the Warrants to be so registered; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section c(1) shall be underwritten in whole or in part, the Company may require that the securities underlying the Debentures requested for inclusion by the Holders be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In connection a registration statement, except for a registration statement in connection with an underwritten public offering of securities, fees of one (1) counsel for the holders of the Debentures shall be paid by the Company.

(2) If the Company does not file a registration statement as set forth in Section c(1) on or before February 28, 2007 ( the “Due Date”), the Company shall file a registration statement on Form SB-2 (or any other applicable form exclusively for this offering) to register 100% of the shares issuable upon conversion of the Debentures and upon exercise of all the Warrants within one (1) week after the Due Date (the “Filing Date”) and have it declared effective by the sooner of the date (i) within three (3) days after the Commission states that there will be no review or that the Commission has no further comments or (ii) 120 days after the Due Date (the “Effective Date”). In the event of a full review of the Registration Statement by the SEC, the required Effective Date will be extended by 30 days. The Company shall use its best efforts to keep any registration statement filed pursuant to Sections c(1) and (2) continuously effective under the Securities Act until such date as is the earlier of (x) the date when all securities covered by such registration statement have been sold or (y) the date on which such securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect. If at any time and for any reason, an additional registration statement is required to be filed because at such time the actual number of shares of common stock into which the Debentures are convertible or the Warrants are exercisable exceeds the number of shares of securities remaining under the registration statement, the Company shall have twenty (20) business days to file such additional registration statement, and the Company shall use its best efforts to cause such additional registration statement to be declared effective by the Commission as soon as possible, but in no event later than sixty (60) days after filing.

(3) If the registration statement is not filed by the Filing Date or declared effective on the Effective Date or upon the occurrence of any other registration default hereunder (a “Registration Default”), the Company shall pay liquidated damages of 2% of the Subscription Amount per each 30 day period or part thereof following any Registration Default; provided, however, that such liquidated damages shall not exceed 20% of the amount invested by each Holder in this offering. Such damages shall be paid in common stock (with the same registration rights as set forth herein) valued at an amount equal to ninety percent (90%) of the average of the VWAP (as defined below) for the five (5) trading days immediately preceding the date the liquidated damages become due, but in no event less than $0.45.

(4) For purposes hereof, “VWAP” means, for any date, (i) the daily volume weighted average price of the Common Stock for such date on the OTC Bulletin Board as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market or if no such sale is made on any day, the average of the closing bid and asked prices for such day on such exchange or market, (iii) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

(5) In connection with the Company's registration obligations hereunder, the  Company shall:

(A) prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective;

(B) furnish to the Investors participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities; and subject to the provisions of SubSections (K) and (L), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investors in connection with the offering and sale of the Shares covered by such Prospectus and any amendment or supplement thereto;

(C) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Investors may reasonably request in writing within twenty (20) days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or subject itself to taxation in any such jurisdiction;

(D) notify the Investors, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(E) notify the Investors promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

(F) prepare and file with the SEC, promptly upon the request of any Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Investors (and concurred in by counsel for the Company), is required under the Act or the rules and regulations thereunder in connection with the distribution of Common Stock by such Investors;

(G) prepare and promptly file with the SEC and promptly notify such Investors of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

(H) advise the Investors, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(I) advise the Investors, promptly after receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation of any Proceeding for such purpose;

(J) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, as promptly as possible, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction;

(K) The Company may require each selling Investor to furnish to the Company information regarding such Investor and the distribution of such Shares as is required by law to be disclosed in the Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Shares of any such Investor who unreasonably fails to furnish such information within a reasonable time after receiving such request.

Each Investor covenants and agrees that it will not sell any Shares under the Registration Statement until the Company has electronically filed the Prospectus as then amended or supplemented as contemplated in SubSection (F) and (G) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by SubSection D.

Each Investor agrees by its acquisition of such Shares that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in SubSection (E), (F), (G), (H), (I) or (L), such Investor will forthwith discontinue disposition of such Shares under the Registration Statement until such Investor's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by SubSection (G), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(L) If (i) there is material non-public information regarding the Company  which the Company's Board of Directors (the "Board") determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board determines not to be in the Company's best interest to disclose, or (iii) the Company is required to file a post- effective amendment to the Registration Statement to incorporate the Company’s quarterly and annual reports and audited financial statements on Forms 10-QSB and 10-KSB, then the Company may (x) postpone or suspend filing of a registration statement for a period not to exceed thirty (30) consecutive days or (y) postpone or suspend effectiveness of a registration statement for a period not to exceed twenty (20) consecutive days; provided that the Company may not postpone or suspend effectiveness of a registration statement under this Section for more than forty-five (45) days in the aggregate during any three hundred sixty (360) day period; provided, however, that no such postponement or suspension shall be permitted for consecutive twenty (20) day periods arising out of the same set of facts, circumstances or transactions.

(6) All fees, costs and expenses of and incidental to such registration, inclusion and public offering in connection therewith shall be borne by the Company, provided, however, that the holders shall bear their pro rata share of the underwriting discount and commissions and transfer taxes. The fees, costs and expenses of registration to be borne by the Company as provided above shall include, without limitation, all registration, filing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered and qualified (except as provided above). Fees and disbursements of counsel and accountants for the holders and any other expenses incurred by the holders not expressly included above shall be borne by the holders.

(7) The Company will indemnify and hold harmless each holder of the securities underlying the Debentures and the Warrants which are included in a registration statement pursuant to the provisions of Section (c)(1) hereof, its directors and officers, and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(8) Each Holder of securities underlying the Debentures and the Warrants included in a registration pursuant to the provisions of Section (c)(1) hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such Holder specifically for use in the preparation thereof. Notwithstanding anything to the contrary contained herein, each Holder shall be liable under this Section c(7) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of any securities registered on such Holders behalf pursuant to such registration statement.

(9) Promptly after receipt by an indemnified party pursuant to the provisions of Sections (c)(3) or (4) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections (c)(3) or (4), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations, represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said Sections (c)(3) or (4) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

(11) If, prior to the dates set forth in Section (5) hereof, the Conversion Shares  or Warrant Shares have been included in Registration Statement filed with the SEC in  connection with the Public Offering, or otherwise, and if such Registration Statement is  declared effective, and for so long as it remains effective, the Investor shall have no  rights to demand a registration.

6. Acceptance or Rejection of Subscription.

(a) I understand and agree that the Company reserves the right to reject this subscription for the Units, in whole or in part, for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription.

(b) In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Agreement shall have no force or effect. In the event my subscription is accepted and the offering is completed, the funds specified above shall be released to the Company.

7. Closing. The closing (“Closing”) of this offering shall occur when the Company has received and accepted subscriptions for the Offering. The Units subscribed for herein shall not be deemed issued to or owned by me until one copy of this Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Units has occurred.

8. Disclosure. Because this offering is limited to accredited investors as defined in Section 2(15) of the Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(2) of the Act and applicable state securities laws, the Units are being sold without registration under the Act. I acknowledge receipt of the Offering Documents and all related documents and represent that I have carefully reviewed and understand the Offering Documents. I have received all information and materials regarding the Company that I have requested.

I fully understand that the Company has a limited financial and operating history and that the Units are speculative investments which involve a high degree of risk of the loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Units and I am qualified by my knowledge and experience to evaluate investments of this type. I have carefully considered the potential risks relating to the Company and purchase of its Units and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Units.

9. Company Representations and Warranties. The Company acknowledges, represents and warrants to, and agrees with, the Investors as follows:

a)  Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any subsidiaries except as set forth in the Company’s Form 10-KSB for the year ended December 31, 2005, including the accompanying financial statements (the “Form 10-KSB”), or in the Company’s Form 10-QSB for the fiscal quarter ended June 30, 2006 (the “Form 10-QSB”) (collectively, the Form 10-KSB and 10-QSB are referred to herein as the “SEC Documents”). The Company and each such subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 9(c) hereof) on the Company’s financial condition.

(b)  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Lock-Up Agreements (as defined in Paragraph 4) in the form attached hereto as Exhibit E, the Debentures, and the Warrants (collectively, the “Transaction Documents”) and to issue and sell the Shares and the Warrants in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The other Transaction Documents will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)  Capitalization. Except as set forth on Schedule 9(c), the authorized capital stock of the Company and the shares thereof currently issued and outstanding as of the date hereof are set forth on the dates indicated in the Commission Documents. All of the outstanding shares of the Common Stock have been duly and validly authorized. Except as set forth on Schedule 9(c), no shares of Common Stock are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. There are no contracts, commitments, understandings, or arrangements by which the Company is to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except as set forth on Schedule 9(c), the Company is not a party to any agreement granting anti-dilution rights to any person with respect to any of its equity or debt securities. The Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company. The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or claim for damages with respect thereto which would have a Material Adverse Effect (as defined below). The Company has furnished or made available to the Investors true and correct copies of the Company’s Articles of Incorporation as in effect on the date hereof (the “Articles”), and the Company’s Bylaws as in effect on the date hereof (the “Bylaws”). For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

(d)  Issuance of Shares. The Debentures and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action. When the Conversion Shares and the Warrant Shares are issued in accordance with the terms of the Debenture and the Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.

(e)  No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Articles or Bylaws (ii) except as set forth on Schedule 9(c), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, charge or encumbrance of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected except, in all cases other than violations pursuant to clauses (i) and (iv) above, for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing, any registration statement which may be filed pursuant hereto, and the Certificate of Designation); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

(f)  Commission Documents, Financial Statements. The Company is a filer pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and since January 1, 2005, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein, and together with the SEC Documents being referred to herein as the “Commission Documents”). The Company has delivered or made available to each of the Investors true and complete copies of the Commission Documents. The Company has not provided to the Investors any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. At the times of their respective filings, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(g)  Subsidiaries. The Commission Documents set forth each operating subsidiary of the Company, showing the jurisdiction of its incorporation or organization. For the purposes of this Agreement, “subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable, as such terms may be interpreted in the jurisdictions in which the subsidiaries are domiciled. Except as set forth in the Commission Documents, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

(h)  No Material Adverse Change. Since June 30, 2006, the Company has not experienced or suffered any Material Adverse Effect.

(i)  No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its subsidiaries respective businesses since June 30, 2006 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

(j)  No Undisclosed Events or Circumstances. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(k)  Indebtedness. The Commission Documents set forth as of a recent date all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Except as set forth in the Commission Documents, neither the Company nor any subsidiary is in default with respect to any Indebtedness.

(l)  Title to Assets. Each of the Company and the subsidiaries has good and marketable title to all of its real and personal property reflected in the Form 10-KSB, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those disclosed in the Form 10-KSB or such that, individually or in the aggregate, do not cause a Material Adverse Effect. All leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

(m)  Actions Pending. Except as set forth in the Commission Documents, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the Commission Documents, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets. Except as set forth in the Commission Documents, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such.

(n)  Compliance with Law. The business of the Company and the subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except for such noncompliance that, individually or in the aggregate, would not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(o)  Taxes. The Company and each of the subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable. None of the federal income tax returns of the Company or any subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(p)  Certain Fees. Except as set forth in Schedule 9(p), no brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary or any Investor with respect to the transactions contemplated by this Agreement.

(q)  Disclosure. Neither this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Investors by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

(r)  Operation of Business. The Company and each of the subsidiaries owns or possesses all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations as set forth in the Commission Documents, and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

(s)  Books and Record Internal Accounting Controls. The books and records of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

(t)  Material Agreements. Except as discussed in the Commission Documents, the Company has no other material agreements.

(u)  Transactions with Affiliates. Except as set forth in the Commission Documents and excluding certain working capital loans made to the Company by affiliates of the Company, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any subsidiary on the one hand, and (b) on the other hand, any officer or director of the Company, or any of its subsidiaries, or any person owning 5% or greater interest in the capital stock of the Company or any subsidiary or any member of the immediate family of such officer, director or stockholder or any corporation or other entity controlled by such officer, director or stockholder, or a member of the immediate family of such officer, director or stockholder.

(v)  Securities Act of 1933. Based in material part upon the representations herein of the Investors, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Shares and the Warrants under the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Shares and the Warrants.

(w)  Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Debentures and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.

(x)  Employees. Except as discussed in the Commission Documents or Offering Documents, neither the Company nor any subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. No officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

(y)  Absence of Certain Developments. Except as set forth in the Commission Documents, since June 30, 2006, neither the Company nor any subsidiary has:

a)  issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto, excluding the securities listed on Schedule 9(c);

b)  discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent) of material value, other than current liabilities paid in the ordinary course of business;

c)  declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

d)  sold, assigned or transferred any other material tangible assets, or canceled any debts or claims of material value, except in the ordinary course of business;

e)  sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Investors or their representatives;

f)  suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

g)  made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

h)  except in the ordinary course of business, made capital expenditures or commitments therefor that aggregate in excess of $100,000;

i)  entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

j)  made charitable contributions or pledges in excess of $25,000;

k)  suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

l)  experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

m)  entered into an agreement, written or otherwise, to take any of the foregoing actions.

(z)  Investment Company Act Status. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(aa)  Dilutive Effect. The Company understands and acknowledges that its obligation to issue Conversion Shares upon conversion of the Debenture in accordance with this Agreement and the Debenture and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

(bb)  No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Shares to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and since January 1, 2006, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

(cc)  Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective, and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.

(dd)  Intentionally Left Blank.

(ee)  Transfer Agent. Transfer Agent: First American Stock, Inc. of Arizona, address, telephone number: 954-726-4954, fax number 954-726-6305, contact person: René Garcia of the Company’s transfer agent.

10. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

(a) I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents and Commission Documents.

(b) I acknowledge and am aware that there is no assurance as to the future performance of the Company.

(c)  I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Units, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

(d)  I am purchasing the Units for my own account for investment purposes and not with a view to or for sale in connection with the distribution of the Units, the Debentures, the Warrants, or the shares of Common Stock or other securities issuable upon conversion of the Debentures and exercise of the Warrants, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Units have not been registered under the Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under applicable securities laws of certain states or an exemption from such registration is available. Furthermore, I hereby acknowledge and agree that I will not sell, transfer, pledge, encumber, give or otherwise dispose of, either publicly or privately, the Units, the Debentures, or the shares of Common Stock or other securities issuable upon conversion of the Debentures and exercise of the Warrants, except in compliance with securities law. I hereby authorize the Company to place a legend denoting the restrictions on the Units that may be issued to me, as well as the Debentures, Warrants, and shares of Common Stock or other securities issuable upon conversion of the Debentures and exercise of the Warrants.

(e)  I am not a member of the National Association of Securities Dealers, Inc. (“NASD”); I am not and have not, for a period of 12 months prior to the date of this Agreement, been affiliated or associated with any company, firm, or other entity which is a member of the NASD; and I do not own any stock or other interest in any member of the NASD (other than interests acquired in open market purchases).

(f)  I recognize that the Units, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Units is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

(g)  I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents and related documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Units and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

(h)  I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Act in connection with evaluating such merits and risks.

(i)  I have relied solely upon my own investigation in making a decision to invest in the Company.

(j)  I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(k)  I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

(l)  I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(m)   I am an “accredited investor” as defined in Section 2(15) of the Act and in Rule 501 promulgated thereunder. I can bear the entire economic risk of the investment in the Units for an indefinite period of time and I am knowledgeable about and experienced in investments in the equity securities of small publicly traded companies, including early stage companies. I am acquiring the Units for my own account for investment purposes only and not with a view to the resale or distribution of such securities within the meaning of the Act, as amended. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

(n)  I understand that (i) the Units and the underlying securities have not been registered under the Act, or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Act and certain state securities laws.

(o)  I understand that (i) since neither the offer nor sale of the Units has been registered under the Act or the securities laws of any state, the Units may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available, and (ii) it is not anticipated that there will be any market for the resale of the Units.

(p)  I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

(q)  If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(r)  The information contained herein, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Agreement and, if there should be any material change in such information prior to the Closing of the Offering, I will furnish such revised or corrected information to the Company.

I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

11. Subsequent Financings. Each Investor in this Offering investing $2,000,000 or greater (including any amounts represented by the Prior Securities being exchanged for the Units herein) (the “Lead Investor”) shall be entitled to the following:

(A)  For a period of fifteen (15) months following the Public Offering, the Company covenants and agrees to promptly notify (in no event later than five (5) days after making or receiving an applicable offer) in writing (a "Rights Notice") the Investor of the terms and conditions of any proposed offer or sale to, or exchange with (or other type of distribution to) any third party, of Common Stock or any debt or equity securities convertible, exercisable or exchangeable into Common Stock or other securities of the Company that the Company chooses to accept (a “Subsequent Financing”). The Rights Notice shall describe, in reasonable detail, the proposed Subsequent Financing, the names and investment amounts of all investors participating in the Subsequent Financing, the proposed closing date of the Subsequent Financing, which shall be within twenty (20) calendar days from the date of the Rights Notice, and all of the material terms and conditions thereof. The Rights Notice shall provide the Investor an option (the “Rights Option”) during the ten (10) Trading Days following delivery of the Rights Notice (the “Option Period”) to inform the Company whether such Investor will purchase up to 50% of the securities being offered in such Subsequent Financing on the same, absolute terms and conditions as contemplated by such Subsequent Financing and the amount of securities the Investor will purchase, which shall not exceed $2,000,000. Delivery of any Rights Notice constitutes a representation and warranty by the Company that there are no other material terms and conditions, arrangements, agreements or otherwise, except for those disclosed in the Rights Notice, to provide additional compensation to any party participating in any proposed Subsequent Financing, including, but not limited to, additional compensation based on changes in the Purchase Price or any type of reset or adjustment of a purchase or conversion price or to issue additional securities at any time after the closing date of a Subsequent Financing. If the Company does not receive notice of exercise of the Rights Option from the Investor within the Option Period, the Company shall have the right to close the Subsequent Financing on the scheduled closing date with a third party; provided that all of the material terms and conditions of the closing are the same as those provided to the Purchaser in the Rights Notice. If the closing of the proposed Subsequent Financing does not occur on that date, any closing of the contemplated Subsequent Financing or any other Subsequent Financing shall be subject to all of the provisions of this Section 11(A) including, without limitation, the delivery of a new Rights Notice. The provisions of this Section 11(A) shall not apply to issuances of securities in a Permitted Financing.

(B)  For purposes of this Agreement, a Permitted Financing (as defined hereinafter) shall not be considered a Subsequent Financing. A "Permitted Financing" shall mean (i) securities issued in a Public Offering, (ii) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, (iii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date of this Agreement or issued pursuant to this Agreement (so long as the conversion or exercise price in such securities are not amended to lower such price and/or adversely affect the Investor), (iv) securities issued in connection with bona fide strategic license agreements or other partnering arrangements so long as such issuances are not for the primary purpose of raising capital, (v) Common Stock issued or the issuance or grants of options to purchase Common Stock pursuant to the Company’s stock option plans and employee stock purchase plans, and, (vi) any warrants issued to the placement agent and its designees for the transactions contemplated by the Offering Documents.

(C) For a period of two (2) years following the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect a subsequent financing involving a “Variable Rate Transaction”. The term “Variable Rate Transaction” shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Notwithstanding the foregoing, except for any equity line of credit or similar agreement referred to in subclause (ii) of this Section 11, the prohibition against Variable Rate Transactions shall not apply in connection with a transaction that contains a definite minimum price of $1.00 upon conversion or issuance below which such securities cannot be converted or issued.

(D) Disclosure of Material Information. The Company covenants and agrees that neither it nor any other person acting on its behalf has provided or will provide the Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Company shall have given three (3) business days notice that it intends to disclose such information to the Investor and such Investor shall have agreed in writing that it is willing to accept such information. If the Investor does not agree to accept such information, it will be deemed to have waived its rights pursuant Section 11(A) for the purpose of the Subsequent Financing at issue but not for any additional Subsequent Financings for which it may be entitled to receive notice hereunder. The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

12. Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict the right or ability to perform of the Company or any subsidiary under any Transaction Documents.

13. Reporting Status. So long as the Investor beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

14. Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and counsel against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Agreement, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein. Notwithstanding anything to the contrary contained herein, my liability under this Section 14 shall be limited to the amount I have invested pursuant to this Agreement.

15. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

16. Choice of Law. This Agreement shall be governed by the laws of the State of New York as applied to contracts entered into and to be performed entirely within the State of New York.

17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

18. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto.

19. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by facsimile delivery, as follows:

Investor: At the address designated on the signature page of this Agreement.

The Company:               China Digital Media Corporation
Room 2505-06, 25/F, Stelux House,
698 Prince Edward Road East
Kowloon, Hong Kong
Attention: Ng Chi Shing (a.k.a. Daniel Ng)

With a copy to:              Cozen O’Connor
                        1900 Market Street
                        Philadelphia, PA 19013
Attention: Cavas S. Pavri, Esq.
Telephone: (215) 665-5542
Facsimile: (215) 701-2478

or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

20. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

21. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Agreement.

22. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Units.

23. Acceptance of Subscription. The Company may accept this Agreement at any time for all or any portion of the Units subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE UNITS OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

Manner in Which Title is to be Held. (check one)

___ Individual Ownership
___ Community Property
___ Joint Tenant with Right of Survivorship (both parties must sign)
___ Partnership
___ Tenants in common
___ Corporation
___ Trust
___ IRA or Keough
___ Other (please indicate)

                                                                            Dated:________________________

INDIVIDUAL INVESTORS                                ENTITY INVESTORS*
______________________                                Name of entity, if any _____________________
Signature (Individual)
Foreign individual investors must provide                 By:____________________________
a photocopy of his/her passport                              *Signature

 _________________________                         Its ____________________________
Signature (Joint)                                                           Title
(all record holders must sign)
Foreign individual investors must provide
a photocopy of his/her passport

___________________                                       _______________________________
Name(s) Typed or Printed                                      Name Typed or Printed

Address to Which Correspondence                         Address to Which Correspondence
Should be Directed                                                Should be Directed

________________________                             ________________________

City, State and Zip Code                                         City, State and Zip Code
_________________                                           __________________
Tax Identification or                                               Tax Identification or
Social Security Number                                          Social Security Number

*
If Units are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed and if the entity is a foreign entity, must also submit a Certificate of Incorporation.

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

                                                                   CHINA DIGITAL MEDIA CORPORATION

Dated: ______________                            By: ________________________________
                                                                   Ng Chi Shing (a.k.a. Daniel Ng), President and Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an entity)

          I, ____________________________________, the ______________________________
(name of signatory)     (title)

of______________________________ “Entity”), a _______________________________
(name of entity)
   _________________________________________
(type of entity)

hereby certify that I am empowered and duly authorized by the Entity to execute the Agreement and to purchase the Units, and certify further that the Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this_______ day of __________, 2006.

(Signature)

                                                                                                                         ___________________________________

Form of Debenture

Form of Series A Warrant

Form of Series B Warrant

Form of Series C Warrant